Operations Group
Northern California
One Front Street, 21st Floor
San Francisco, CA 94111

                                                                         PAGE: 1


DATE: OCTOBER 2, 2003                                AMENDMENT TO OUR ADVICE NO.
                                                     NDE491201
                                                     AMENDMENT NUMBER: 1

OPENING BANK:                                        APPLICANT:
SUMITOMO MITSUI BANKING CORP (SMBC)                  KAMA-TECH (HK) LTD.
C.P.O. BOX 191                                       SUITE 4, 9/F, TOWER 3,
TOKYO 100-91, JAPAN                                  CHINA HONG KONG CITY

226LCJ62042500

BENEFICIARY: '
LTI ACQUISITION CORPORATION
4875 DTC BOULEVARD, SUITE NO. 5-203
DENVER, CO 80237



ADVISE THROUGH:
WELLS FARGO BANK WEST, N.A.
9350 EAST ARAPAHOE ROAD
GREENWOOD VILLAGE, CO 80112

AT THE REQUEST OF THE ABOVE MENTIONED BANKS(S), WE ENCLOSE A COPY OF THE AMENDMENT TO THEIR STANDBY CREDIT.

THE FOLLOWING ADDITIONAL CONDITION HAS BEEN ADDED:
PLEASE NOTE THAT THE LETTER OF CREDIT IS 226LCJ-62042500.


ALL OTHER TERMS UNCHANGED.

PLEASE SEE ATTACHED.







                                                            AUTHORIZED SIGNATURE


PLEASE CONTACT LAURA CHENG BY TELEPHONE AT 415-396-3395 OR BY FAX AT
(415)541-0299 REGARDING ANY INQUIRIES.


                         Copy - Not Original Instrument

                         INCOMING SWIFT MESSAGE                      10/02/03

SENDER       RECEIVER        MSG        L/C          DOC TRACK
  ERROR                                             SWFT ADDRESS    SWFT ADDRESS
  TYPE         ID                  ID             STATUS   FOUND

SMBCJPJTAXXX    WFBIUS6SADEN     799 00000000000000 00000001501575        LOG
YES

MESSAGE RECEIVED FROM:
SUMITOMO MITSUI BANKING CORP (SMBC)
C.P.O. BOX 191

TOKYO               JP 100-91
:20 : TRANSACTION REFERENCE NUMBER
:   : 226LCJ-62042500A
:   :
:79 : NARRATIVE
:   : ATTN : L/C ADVISING SECTION
:   : PLEASE ADVISE THIS CREDIT TO THE
:   : BENEFICIARY THROUGH WELLS FARGO BANK
:   : WEST N.A., 9350. EAST ARAPAHOE ROAD
:   : GREENWOOD VILLAGE, CO 80112, U.S.A..
:   : L/C NO:
:   : 226LCJ-62042500
:   : DATE OF ISSUE:
:   : JUL 29, 2003
:   : DATE OF AMENDMENT:
:   : OCT 2, 2003
:   : BENEFICIARY:
:   : LTI ACQUISITION CORPORATION 4875 DTC
:   : BOULEVARD,NO.5-203
:   : DENVER CO 80237. ACCT.NO. 2153813775
:   : ATTN.MR.DAVID WILLIAMS
:   : WE AMENDED ABOVE STAND BY CREDIT AS
:   : FOLLOWS.
:   : 1.NEW EXPIRY DATE:
:   : JAN 29, 2004
:   : 2.NARRATIVE:
:   : ALL OTHER TERMS AND CONDITIONS REMAIN
:   : UNCHANGED.
:   :

Operations Group
Northern California
One Front Street, 21st Floor
San Francisco, CA 94111

                                                                         PAGE: 1


DATE OF ADVICE: JULY 29, 2003                  ADVICE OF CORRESPONDENT'S
                                               IRREVOCABLE STANDBY CREDIT
                                               NUMBER: 226LCJ62042500-2
                                               DATED: JULY 29, 2003
                                               OUR ADVICE NUMBER: NDE491201

                                               DATE OF EXPIRY: OCTOBER 29, 2003
                                               PLACE OF EXPIRY: USA

OPENING BANK:
SUMITOMO MITSUI BANKING CORP(SMBC)
C.P.O. BOX 191
TOKYO, JP 100-91


APPLICANT:                                     BENEFICIARY:
KAMA-TECH (HK) LTD.                            LTI ACQUISITION CORPORATION
SUITE 4, 9/F, TOWER 3,                         4875 DTC BOULEVARD,SUITE NO.5-203
CHINA HONG KONG CITY                           DENVER, CO 80237
HONG KONG


                                               AMOUNT: USD 4,630,000.OO
                                               FOUR MILLION SIX HUNDRED THIRTY
                                               THOUSAND AND 00/100'S US DOLLARS

ADVISE THROUGH:
WELLS FARGO BANK WEST, N.A.
9350 EAST ARAPAHOE ROAD
GREENWOOD VILLAGE, CO 80112

AT THE REQUEST OF THE ABOVE MENTIONED BANK (S), WE ENCLOSE THE ORIGINAL OF THEIR LETTER OF CREDIT OPENED IN YOUR FAVOR.

PLEASE NOTE THAT THIS CREDIT IS AVAILABLE AT THE COUNTERS OF:SUMITOMO MITSUI BANKING CORP (SMBC), TOKYO, JAPAN (THE "DESIGNATED BANK"). UNLESS OTHERWISE INSTRUCTED BY YOU, DOCUMENTS PRESENTED TO US WILL BE EXAMINED BY US AND SENT TO THE DESIGNATED BANK FOR HONOR. WE WILL REMIT PROCEEDS OF YOUR DRAWING TO YOU ONLY UPON OUR RECEIPT OF AVAILABLE FUNDS. ALL OUR CHARGES,INCLUDING OUR DOCUMENT EXAMINATION FEE, WILL BE FOR YOUR ACCOUNT AND WILL BE DEDUCTED FROM THE PROCEEDS OF THE DRAWING EXCEPT TO THE EXTENT ACTUALLY PAID BY THE DESIGNATED BANK WHERE THE CREDIT TERMS PERMIT US TO CLAIM SUCH CHARGES FROM THE DESIGNATED BANK. IF YOU INSTRUCT US NOT TO EXAMINE THE DOCUMENTS, OUR SPECIAL HANDLING FEE OF USD
100.00 WILL BE CHARGED IN LIEU OF OUR DOCUMENT EXAMINATION FEE.

TO AVOID DELAYS IN OBTAINING PAYMENT(S) UNDER THIS CREDIT, STRICT COMPLIANCE WITH ITS TERMS IS REQUIRED. IF THE BENEFICIARY IS UNABLE TO COMPLY WITH THOSE TERMS, WE SUGGEST THAT THEY COMMUNICATE WITH THEIR APPLICANT IMMEDIATELY TO ARRANGE FOR ANY AMENDMENTS.


                  Advising Bank Copy - Not Original Instrument

Operations Group
Northern California
One Front Street, 21st Floor
San Francisco, CA 94111

                                                                         PAGE: 2

ANY DOCUMENTS PRESENTED TO US MUST BE SENT DIRECTLY TO OUR OPERATIONS GROUP AT THE ADDRESS MENTIONED ABOVE AND ARE NOT TO BE PRESENTED TO ANY OFFICE OR BRANCH OF WELLS FARGO BANK.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO AN ACCOUNT WITH US OR AT ANOTHER BANK, WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

NOTWITHSTANDING ANY INDICATION IN THE LETTER OF CREDIT THAT ALL BANKING CHARGES ARE FOR ACCOUNT OF THE APPLICANT, THE FOLLOWING EXPENSES AND CHARGES ARE FOR YOUR ACCOUNT; (I) ANY OUT-OF-POCKET EXPENSES INCURRED BY US IN EFFECTING PAYMENT TO YOU IN ACCORDANCE WITH YOUR INSTRUCTIONS; (II) ANY FEES CHARGED BY ANY BANK FROM WHOM WE MAY BE REQUIRED TO OBTAIN REIMBURSEMENT; AND (III) ANY OF OUR CHARGES WHICH MAY BE REJECTED BY SUCH A REIMBURSING BANK.

DOCUMENTS MUST BE FORWARDED TO US VIA COURIER IN ONE PARCEL AND MAY BE MAILED TO WELLS FARGO HSBC TRADE BANK, N.A., TRADE SERVICES OPERATIONS-NORTH, ONE FRONT STREET, 21ST FLOOR, MAC: AO195-212, SAN FRANCISCO, CA 94111;

THIS LETTER IS SOLELY AN ADVICE OF A LETTER OF CREDIT ISSUED BY THE ABOVE-MENTIONED CORRESPONDENT AND CONVEYS NO ENGAGEMENT BY US.

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NUMBER 500.

                                                            AUTHORIZED SIGNATURE


PLEASE CONTACT LAURA CHENG BY TELEPHONE AT 415-396-3395 OR BY FAX AT
(415)541-0299 REGARDING ANY INQUIRIES.


                  Advising Bank Copy - Not Original Instrument

                         INCOMING SWIFT MESSAGE 07/29/03

SENDER RECEIVER MSG L/C DOC TRACK ERROR SWFT ADDRESS SWFT ADDRESS TYPE ID ID STATUS FOUND

SMBCJPJTAXXX WFBIUS6SADEN 799 00000000000000 00000001463821 LOG YES

MESSAGE RECEIVED FROM:
SUMITOMO MITSUI BANKING CORP(SMBC)
C.P.O. BOX 191

TOKYO             JP 100-91

:20 : TRANSACTION REFERENCE NUMBER
:   : 226LCJ62042500-1
:   :
:79 : NARRATIVE
:   : ATTN : L/C ADVISING SECTION
:   : THIS IS PAGE ONE OF TWO PAGES.
:   : PLEASE ADVISE THIS CREDIT TO THE
:   : BENEFICIARY THROUGH WELLS FARGO BANK
:   : WEST N.A., 9350, EAST ARAPAHOE ROAD
:   : GREENWOOD VILLAGE, CO 80112, U.S.A..

:   : WE OPENED IRREVOCABLE STAND BY CREDIT
:   : AS FOLLOWS.
:   : 1.L/C NO:
:   : 226LCJ-62042500
:   : 2.DATE OF ISSUE:
:   : JUL 29, 2003
:   : 3.EXPIRY DATE/PLACE:
:   : OCT 29, 2003 IN THE BENEFICIARY'S
:   : COUNTRY
:   : 4.AVAILABLE WITH/BY:
:   : US BY PAYMENT
:   : 5.APPLICANT:
:   : KAMA-TECH (HK) LTD.
:   : SUITE 4, 9/F, TOWER 3, CHINA HONG
:   : KONG CITY
:   : 6.BENEFICIARY:
:   : LTI ACQUISITION CORPORATION 4875 DTC
:   : BOULEVARD,NO.5-203
:   : DENVER CO 80237. ACCT.NO.2153813775
:   : ATTN. MR. DAVID WILLIAMS
:   : 7.L/C AMOUNT:
:   : US DOLLARS 4,630,000.00
:   : 8.NARRATIVE:
:   : AND BENEFICIARY'S DRAFT(S) AT SIGHT
:   : DRAWN ON US, BEARING THE CLAUSE:
:   : "DRAWN UNDER SUMITOMO MITSUI BANKING
:   : CORPORATION. L/C NO.226LCJ-62042500
:   : ACCOMPANIED BY : STATEMENT IN ONE
:   : ORIGINAL ISSUED BY THE BENEFICIARIES
:   :

                         INCOMING SWIFT MESSAGE 07/29/03

SENDER RECEIVER MSG L/C DOC TRACK ERROR SWFT ADDRESS SWFT ADDRESS TYPE ID ID STATUS FOUND

SMBCJPJTAXXX WFBIUS6SADEN 799 00000000000000 00000001463822 LOG YES

MESSAGE RECEIVED FROM:
SUMITOMO MITSUI BANKING CORP(SMBC)
C.P.O. BOX 191

TOKYO             JP 100-91

:20 : TRANSACTION REFERENCE NUMBER
:   : 226LCJ62042500-2
:   :
:79 : NARRATIVE
:   : ATTN : L/C ADVISING SECTION
:   : THIS IS PAGE TWO OF TWO PAGES.
:   : STATING THAT THE AMOUNT DRAWN
:   : HEREUNDER REPRESENTS AND COVERS THE
:   : UNPAID BALANCE OF INDEBTDNESS DUE TO
:   : THE BENEFICIARIES BY APPLICANT
:   : ARISING OUT OF THE BENEFICIARIES
:   : ACCOMODATION AND OBLIGATION UNDER THE
:   : ' 'AGREEMENT AND PLAN OF
:   : MERGER( "MERGER AGREEMENT",) AMONG
:   : LASER TECHNOLOGY, INC., LTI MERGER
:   : SUB, INC., AND LTI ACQUISITION
:   : CORPORATION PURSUANT TO SECTION 3.8
:   : OF THE MERGER AGREEMENT. THE
:   : STATEMENT MUST BE SIGNED BY DAVID
:   : WILLIAMS AND TQSHIYA KAMAKURA FAXED
:   : COPIES OF SUCH SIGNATURES SHALL BE
:   : ACCEPTABLE.
:   : THIS CREDIT IS SUBJECT TO UNIFORM
:   : CUSTOMS AND PRACTICE FOR DOCUMENTARY
:   : CREDITS (1993 REVISION) I.C.C.
:   : PUBLICATION NO 500.